Investor Presentation December 3, 2018 Exhibit 99.1

Forward Looking Statements Forward-Looking Statements   This presentation contains forward-looking statements intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements.   Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance that may ultimately prove to be inaccurate. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.   Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, the risks discussed in the Risk Factors section of the Company’s Amendment No. 2 to Form S-4 Registration Statement on Form S-4 as filed with the Securities and Exchange Commission (“SEC”) on April 23, 2018, and the factors discussed from time to time in the Company’s other filings with the SEC. This presentation should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. This presentation was prepared as of December 3, 2018, and the Company undertakes no obligation to publicly update forward-looking statements whether as a result of new information, future events or otherwise.   Pro Forma Information and Non-GAAP Financial Measures   This presentation includes pro forma financial results which include the combined results of operations for Fairmount Santrol and Unimin for periods preceding the June 1, 2018 merger. This presentation also includes non-GAAP financial measures, including EBITDA, adjusted EBITDA and other measures identified as “adjusted” results. Please refer to the Appendix for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes this supplemental financial information enhances an investor’s understanding of Covia’s financial performance as it excludes those items which impact comparability of operating trends. The non-GAAP financial information should not be considered in isolation or viewed as a substitute for measures of performance calculated in accordance with GAAP, but should be viewed in addition to the results as reported by Covia. The inclusion of non-GAAP financial information as used in this presentation is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Covia: A Leading Diversified Mineral and Material Solutions Company Covia combines the unique and unparalleled strengths of Unimin and Fairmount Santrol to provide advanced mineral-based material solutions across Industrial and Energy markets Energy North America’s largest provider of sand-based proppants to the oil and gas sector 19 million tons of Northern White capacity at unit train capable facilities and 8 million tons of in-basin capacity in the Permian and Mid-Con Broad array of proppant, cementing and dust mitigation products serving every major shale play Integrated, low-cost distribution capabilities from mine to well Industrial Leading provider of mineral-based material solutions with more than 19 million tons of capacity Serving core Industrial markets - glass, ceramics, building products, coatings & polymers and foundry - in the US, Canada and Mexico Diversified across minerals, markets and geographies providing resilient cash flow generation and multiple avenues of growth Expansive and strategically located footprint providing unique capabilities to serve a blue chip customer base

Covia by the Numbers 2,000+ Customers Nearly 50 Plants¹ ~90 Terminals Over 100 Years of Experience Over 50M Tons Active annual production capacity $2.5 Billon Revenue² 1 – Includes coating plants 2 – Pro forma last 12 months as of 9/30/18, excluding HPQ

Unique Competitive Advantages Size and Scale Technical Innovation Distribution Network Product and Market Diversity

1 – Benchmark is derived from weighted average of Bureau of Labor Statistics incident rates of non-fatal occupational injuries and illnesses by industry (representing Covia’s operations) and case types, 2016 Leading safety performance Sustainability is a foundational commitment Safety and Sustainability Lost Time Incident Rate YTD through Oct. ‘18 Protect our planet. Strengthen our communities. Advance prosperity for all stakeholders.

Strength Through Diversity of Markets, Geographies and Minerals Industrial 47% Energy 53% 2017 Pro Forma Industrial Revenues¹ 2015 - 2017 Pro Forma Volumes¹ Geographies Minerals 1 – Excludes HPQ business

INDUSTRIAL SEGMENT

A Diverse Mix of End Markets



GLASS
- Containers
- Touch screens
- Automotive
- Architectural
- Solar

BUILDING PRODUCTS
- Grouts and mortars
- Commercial flooring
- Roofing shingles
- Quartz surfaces
- Fiberglass

FOUNDRY CASTINGS
- Transport - auto, rail & aerospace
- Equipment – construction agriculture & mining
- Household & building products
- Defense

COATINGS & POLYMERS
- Paints
- Architectural coatings
- Agricultural films
- Antiblock additives

CERAMICS
- Tiles
- Sanitary ware
- Bathtubs & sinks

SPORTS & RECREATION
- Custom turf blends
- Golf bunker sand
- Play sand

OTHER
- Commercial filtration
- Pool filters
- W&W Railroad



40-45%

15-20%

10-15%

10-15%

10-15%

<5%

<5%

Percentage of Industrial revenues by end market

Demonstrated leadership and customer knowledge across diversified end markets

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Multi-Functional Products Serve Wide Customer Base



Product	Glass	Coatings & Polymers	Ceramics	Building Products	Foundry Castings	Filtration	Sports & Recreation
Silica	✓	✓	✓	✓	✓	✓	✓
Nepheline Syenite	✓	✓	✓		✓	✓	
Feldspar	✓		✓				
Clay & Kaolin	✓	✓	✓	✓	✓		
Lime		✓		✓	✓	✓	
Coated Products					✓		✓
Custom Blending		✓		✓	✓		✓
Resin Systems					✓		
DST™ (DustShield™)	✓			✓		✓	✓

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Multiple Pathways to Capture Growth Largest reserves in North America Used primarily in glass, coatings & polymers and ceramics Share gains from substitute minerals driving growth Further expanding capacity to serve growing containerized glass market High-quality specification for glass manufacturers including low-iron content Premier low-iron content reserves Well positioned to supply building products in region with robust construction Multi-product offering enhances value proposition to customers Plants Industrial Hybrid Mineral: Nepheline Syenite Market: Mexican Glass Geography: Southeast U.S.

Why Customers Choose Covia Understanding customer needs and expectations to deliver total solutions Delivering the right product, at a consistent specification, at the right time is critical to customer operations Technical collaboration with customers to make tomorrow’s products today Proven commitment to industrial customer throughout cycles Expansive coverage to serve North America’s largest industrial customers Over 2,000 customers across diversified end markets Customer Knowledge Reliability & Consistent Quality Technology & Expertise Commitment Strategically Located

Resilient Industrial Segment Through Cycles Pro Forma Industrial Gross Profit¹ In millions 1 – Excludes gross profit generated by HPQ business Industrial margins resilient, even through energy downturns

Industrial Pillars of Long-Term Value Creation Strong, sustainable competitive advantages Strong Organic Growth Synergy Realization Blue Chip Customers Footprint Across North America Full Solutions Leveraging unparalleled customer knowledge and technological capabilities GDP market growth enhanced by strong position in faster growing segments Footprint optimization combined with cross-selling and operational excellence Providing solutions to industry-leading customers Multi-plant, multi-mineral capabilities serving customers with turn-key solutions

ENERGY SEGMENT

Proppant Demand Outlook Million of tons Proppant demand has softened in 2H 18 driven primarily by operator budget exhaustion Seasonality expected to negatively impact demand at the end of 4Q 18 Early 2019 growth expected to be fueled by budget replenishment followed by added demand in the Permian as new pipeline capacity comes online 2018 2019 + Approximately 15 million tons

Energy Scale to Meet Rising Demand Plants Energy Hybrid Coating Terminals Map excludes two terminals located in Canada Scale Matters Simplification of customers’ supply chains ~70 Distribution Terminals 17 unit train capable 31 MM tons Active Capacity 19 MM unit train capable 8 MM in-basin Fixed-cost leverage Flexibility to shift with changes in market demand and ensure customer supply Ability to serve every basin from tier-1 assets at industry-leading costs

Size and Scale Leading Logistics Capabilities Conductivity Local In-Basin Northern White Curable & Tempered Propel SSP® DustShield™ Solutions for All Well Environments Raw Sand Resin Coated Sand Proppant Transport Dust Mitigation Well-located plants serving Permian and MidCon basins High-quality raw sand used in all basins Addresses flowback and high- pressure challenges Polymer coating improves completions efficiency, proppant placement and well productivity Coating to reduce respirable silica more cost effectively than engineered alternatives Product Portfolio Unmatched in Industry Multi-basin local sand Northern White Resin Coated Sand SSP Dust Mitigation Coating Last Mile CVIA ü ü ü ü ü ü Peer 1 ü ü Peer 2 ü ü ü Peer 3 ü ü ü Peer 4 ü ü Mine to Well Last Mile Ability to offer integrated mine to well-site solutions

Higher Productivity from Northern White Northern white sand has the ability to better withstand formation stress, and therefore achieve better conductivity. 100 Mesh 6k Continuous Hold Conductivity Testing Conductivity, mD-ft Greater Northern White conductivity after two weeks of testing 1.7x Northern White West Texas 60% decline 16% decline Northern White after 6k testing for 2 weeks WTX sample after 6k testing for 2 weeks Sand Type Crush Strength (psi) 100 mesh White Sand 11-12k WTX Regional 9-10k With as little as a 2% average decline in productivity from using inferior proppant, lost revenue can exceed initial cost savings in less than a year Days

Tier 1 Proppant Asset Portfolio In-Basin Plants Primary Basin(s) Served Logistics Energy Capacity (mtpa) Kermit, TX Crane,TX Seiling, OK Permian, Mid-Con 8.0 N/A Unit Train Capable Wedron, IL Maiden Rock, WI Oregon, IL Bakken, Mid-Con Rockies, Permian, Eagle Ford Yes Utica, IL Northeast Yes Tunnel City, WI Bakken, Canada Yes 3.0 Permian, Midcon, Rockies, Eagle Ford, Haynesville Yes Unrivaled optionality of low-cost Northern White plants, complemented by low-cost in basin plants and 3.7 million tons of flexible hybrid capacity 9.8 3.1 3.2 Kasota, MN

Energy Pillars of Long-Term Value Creation Strong, sustainable competitive advantages Low Cost Provider Synergy Realization Blue Chip Customers Total Solutions Provider Scale Leveraging scale to meet customer needs, assure supply and lower cost Low-cost Northern White into all basins complemented by local capacity in multiple basins Consolidation, operational excellence & O-D pair optimization applied across footprint to structurally lower costs Aligning with customers who can benefit from our total solutions Wide product portfolio combined with leading last-mile technology

Financial Transition Slide FINANCIALS and OUTLOOK

Segment Balance Provides Insulation & Upside Size and Scale Leading Logistics Capabilities Pro Forma Revenue by Segment 2016, 2017 and Last 12 Months through Q3 ‘18 1 – Excludes HPQ 2 – Pro forma estimates include the impact of acquisitions Peer 1² Peer 2 Peer 3 Peer 4 In millions FY16 FY16 FY16 FY16 FY16 FY17 FY17 FY17 FY17 FY17 Large and predictable industrial base provides Covia the opportunity to realize significant growth in energy upcycles and greater resiliency during downcycles LTM LTM LTM LTM LTM 1

Financial Strength Capitalization Cash Flow Generation $1.65 billion term loan Covenant light Matures in 2025 $343 million in liquidity as of 9/30/18 $188 million revolver availability $155 million in cash $728 million pro forma gross profit¹ LTM through Q3 2018, including $227 million generated by Industrial segment Annual maintenance capex of $40-$60 million Focus on cash flow generation to reduce net debt levels 2015 2016 2017 Q3 18 LTM In millions 1 – Excludes gross profit generated by HPQ business

Q3 Results and Outlook Q3 Results Outlook Industrial Volumes of 3.7 million tons, flat year-over-year Gross profit of $56.8 million, down 7% year-over-year driven by higher costs in Mexico and purchase accounting Energy Volumes of 4.5 million tons, down 28% sequentially on softer demand for Northern White and limited in-basin production Gross profit of $61.0 million resulting from lower volumes, pricing and fixed cost leverage Total Company Adjusted EBITDA of $84.1 million 2015 2016 2017 Q3 18 LTM¹ Industrial Q4 ’18 volumes of 3.4 to 3.5 million tons, similar to pro forma Q4 ‘17 Energy Q4 ’18 volumes of 4.3 to 4.5 million tons, relatively flat sequentially Total Company Q4 ‘18 SG&A of ~$45 million, including $3 million in non-cash stock compensation Q4 ’18 capital expenditures of $50 to $55 million, mainly related to completion of Energy growth projects 2019 capex of $90 - $110 million, driven by maintenance capex and the completion of 2018 growth projects

Key Priorities Maintain Cost Leadership Consolidate capacity into lowest cost plants Idled ~5 million tons of higher-cost capacity in 2H ’18 Leverage leading unit-train capabilities Optimize origin-destination pairs Drive Growth in Core Segments Capture growth opportunities in Industrial markets Ramp-up combined 8 million tons of local capacity in the Mid-Con and Permian basins Deploy operational and commercial excellence across footprint Realize Synergies Complete integration activities Consolidate and reduce vendor spend Drive savings in SG&A and COGS Realize cross-selling opportunities Deleverage Sharp focus on cash generation Working capital optimization Reduce capital spending

Appendix

Appendix: Production Facilities



Facility	Total Annual Capacity (mt)[1]	Mineral	Type
Ahuazotepec, MX	0.4	Feldspar	Industrial
Apodaca, MX	0.1	Calcium Carbonate	Industrial
Beaver, OH	0.4	Silica	Industrial
Benito Juarez, MX	0.1	Feldspar	Industrial
Calera, AL	0.4	Lime	Industrial
Camden, TN	0.8	Silica	Industrial
Canoitas, MX	1.5	Silica	Industrial
Chardon, OH	1.1	Silica	Industrial
Cleburne, TX	1.3	Silica	Hybrid
Crane, TX	3.0	Silica	Energy
Dividing Creek, NJ	1.0	Silica	Hybrid
Elco, IL	0.1	Silica	Industrial
Emmet, ID	0.3	Feldspar	Industrial
Gore, VA	0.8	Silica	Industrial
Guion, AR	1.2	Silica	Hybrid
Hamilton, ON	0.3	Silica	Industrial
Hephzibah, GA	0.2	Clay	Industrial
Huntingburg, IN	0.1	Clay	Industrial
Jaltipan, MX	1.3	Silica	Industrial
Junction City, GA	0.9	Silica	Industrial
Kasota, MN	3.0	Silica	Energy
Kermit, TX	3.0	Silica	Energy

Facility	Total Annual Capacity (mt)[1]	Mineral	Type
Lampazos, MX	0.4	Silica	Industrial
Lugoff, SC	0.9	Silica	Industrial
Maiden Rock, WI	1.3	Silica	Energy
Marston, NC	1.3	Silica	Industrial
McIntyre, GA	0.2	Clay	Industrial
Menomonie, WI	0.4	Silica	Hybrid
Nephton, ON	1.1	Nepheline Syenite	Industrial
Oregon, IL	1.7	Silica	Hybrid
Ottawa, MN	0.7	Silica	Hybrid
Pevely, MO	0.4	Silica	Hybrid
Portage, WI	0.7	Silica	Hybrid
Roff, OK	1.2	Silica	Hybrid
St. Canut, QC	0.5	Silica	Industrial
San Jose, MX	0.1	Feldspar / Silica	Industrial
San Juan, MX	0.3	Silica	Industrial
Seiling, OK	2.0	Silica	Energy
Tlaxcala, MX	0.1	Silica	Industrial
Troup, TX	0.4	Clay	Industrial
Tunnel City, WI	3.2	Silica	Energy
Tuscaloosa, AL	0.3	Silica	Industrial
Utica, IL	3.4	Silica	Hybrid
Wedron, IL	9.0	Silica	Hybrid

1 – Active capacity

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Appendix: Non-GAAP Reconciliation



In 000's USD	Three Months ended Sep. 30, 2018 As Reported	Merger Pro Forma Adjustments[1]	Covia Pro Forma Combined[2]
Net income (loss) from continuing operations	(288,794)	12,600	(276,194)
Interest expense, net	23,530	(372)	23,158
Provision (benefit) for income taxes	(16,848)	3,764	(13,084)
Depreciation, depletion and amortization expense	68,584	(10,392)	58,192
EBITDA	**(213,528)**	**5,600**	**(207,928)**
Non-cash stock compensation expense[3]	2,654	-	2,654
Costs and expenses related to the Merger[4]	5,600	(5,600)	-
Restructuring expenses[5]	24,061	-	24,061
Goodwill and other asset impairments[6]	265,343	-	265,343
Adjusted EBITDA	**84,130**	-	**84,130**

(1) The unaudited pro forma condensed financial information presents the Company's combined results as if the Merger had occurred on January 1, 2017. The pro forma financial information was prepared to give effect to events that are (i) directly attributable to the Merger; (ii) factually supportable; and (iii) expected to have a continuing impact on the Company's results. All material intercompany transactions during the periods presented have been eliminated. These pro forma results include adjustments for interest expense that would have been incurred to finance the transaction and reflect purchase accounting adjustments for additional depreciation, depletion and amortization on acquired property, plant and equipment and intangible assets in prior periods which resulted in a reduction to depreciation, depletion and amortization in the current periods. The pro forma results exclude Merger related transaction costs and expenses that were incurred in conjunction with the transaction for all periods presented.

(2) The unaudited Covia Pro Forma Combined financial results include the aggregate results of operations for legacy Fairmount Santrol and legacy Unimin including periods preceding the June 1, 2018 merger in addition to the Covia, As Reported results for periods on and after the date of the merger.

(3) Represents the non-cash expense for stock-based awards issued to employees and outside directors. Stock compensation expenses are reported in Selling, general & administrative expenses ("SG&A").

(4) Costs and expenses related to the Merger with Fairmount Santrol include legal, accounting, financial advisory services, severance, debt extinguishment, and other expenses. Additionally, it includes stock compensation expense related to accelerated awards as a result of the Merger.

(5) Represents expenses associated with restructuring activities as a result of the merger and idled plant facilities, including, inventory write-downs, pension and severance expenses, in addition to other liabilities recognized. The inventory write-downs of $6.7 million are recorded in cost of goods sold. The pension related expenses of $2.6 million are recorded in Other non-operating expense, net.

(6) Represents expenses associated with the impairment of goodwill in the Energy segment and the impairment of assets from recently idled facilities for the three and nine months ended September 30, 2018. Also includes charges from a terminated project for the nine months ended September 30, 2018 due to post-Merger synergies and capital optimization.

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